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CUSIP NO.  30063P105                    13G                PAGE  16  OF  16
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                                    EXHIBIT 2

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Stephen J. Ricci and Edwin M. Kania, Jr., and each of them, with full power to act without the other, his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as general partner or managing member of any partnership or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 14th day of February, 2002.



                  /s/ Stephen J. Ricci
                  -----------------------------------
                  Stephen J. Ricci


                  /s/ Edwin M. Kania, Jr.
                  -----------------------------------
                  Edwin M. Kania, Jr.